As filed with the Securities and Exchange Commission on August 13, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-0560

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          JOHN HANCOCK INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

Dear Fellow Shareholder:

I am writing to ask for your vote on a proposal that the Real Estate Fund's Trustees believe will benefit you and your fund over the long term.

As you know, your fund has historically sought long-term growth of capital with income as a secondary consideration. To pursue this objective, your fund's management team has focused on investment opportunities in securities of real estate companies.

Due to your fund's real estate company focus, it is more accurately classified as a sector fund. Consequently, your Trustees believe it is in shareholders' best interests to move your fund from the John Hancock Growth and Income Funds category, where the fund is currently classified, to the John Hancock Sector Funds category. This move entails a reorganization of your fund's underlying legal trust to match that of the other sector funds. This will have no federal income tax consequences to you and is intended to increase efficiency while reducing printing, registration, accounting, legal and other fees.

No Cost to Your Fund or Change in Investment Strategy
Though this proposal requires your vote, please be assured that your fund will not bear the cost for either the voting process or making the changes. In addition, this proposal does not in any way signal a change in your fund's investment strategy. Your fund's portfolio management team will continue to seek long-term growth of capital by investing in securities of real estate companies.

This proposal has been unanimously approved by your fund's Board of Trustees, who believe it will benefit you and your fellow shareholders. It is detailed in the enclosed proxy statement which I urge you to read thoroughly before voting.

Your Vote Makes a Difference!
No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time. I thank you for your prompt vote on this matter.


                                                 Sincerely,


                                                 /s/Edward J. Boudreau, Jr.
                                                 --------------------------
                                                 Edward J. Boudreau, Jr.
                                                 Chairman and CEO

                          JOHN HANCOCK REAL ESTATE FUND
                   (a series of John Hancock Investment Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 13, 1999

This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Real Estate Fund (the "fund"):

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, October 13, 1999 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of your fund from a series of John Hancock
         Investment Trust (Investment Trust) into a series of John Hancock Series Trust (Series Trust). Your Board of Trustees recommends that you vote FOR this proposal.

2.       Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 14, 1999 are entitled to vote at the meeting and any related follow-up meetings. Fund shareholders will not pay the costs associated with the special meeting.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                       By order of the Board of Trustees,
                                                       /s/Susan S. Newton
                                                       ------------------
                                                                Secretary

September 20, 1999
370PX 9/99

                               PROXY STATEMENT OF
                          JOHN HANCOCK REAL ESTATE FUND
                   (a series of John Hancock Investment Trust)

This proxy statement contains the information you should know before voting on the proposals summarized below.

Real Estate Fund will furnish without charge a copy of its Annual Report and most recent Semiannual Report to any shareholder upon request. If you would like a copy of your fund's report(s), please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by your fund's Trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, October 13, 1999 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider:

1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of your fund from a series of John Hancock Investment Trust (Investment Trust) into a new series of John Hancock Series Trust (Series Trust).

2.       Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to your fund's shareholders on or about September 20, 1999.

Who is Eligible to Vote?

Shareholders of record on September 14, 1999 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                            TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Purpose of the Reorganization

Your fund has historically focused its investments on securities of real estate companies. As a result, your fund typically appeals to investors seeking sector concentration. John Hancock has several other sector funds which also concentrate their investments in one or more sectors. The fund's management believes that your fund would sell better if it were offered with other John Hancock sector funds in the soon to be developed John Hancock Sector Funds' consolidated prospectus.

The fund's management expects that shareholders will ultimately benefit from an increase in the fund's asset size. An increase in asset size may increase the number of investments in the portfolio, which can mean reduced volatility through increased diversification of the fund's holdings. The portfolio manager may also be better able to meet redemption requests if the fund has more cash flow so that desirable portfolio investments do not have to be reduced to meet redemptions. An increase in your fund's asset size may also result, over time, in lower annual fund operating expenses.

All John Hancock sector funds will be offered in the same consolidated prospectus and have an October 31 fiscal year end. In order to administer and operate the funds in the consolidated prospectus efficiently, each fund must have the same fiscal year end. Therefore, before your fund is offered in the sector fund consolidated prospectus, its fiscal year end must be changed to October 31. Currently, your fund is a series of Investment Trust with a December 31 fiscal year end. To move into the sector funds' prospectus, your fund must be moved out of Investment Trust and relocated as a series of a trust that has an October 31 fiscal year end, Series Trust. The most efficient way to move your fund is by a tax-free reorganization of the type described in this proxy statement.

Based on information provided by the fund's adviser and distributor, your Board of Trustees believes that repositioning the fund as a sector fund may increase its asset size. Because it believes that a repositioned fund would operate more efficiently as a series of a different trust, your Board of Trustees has determined that the proposed reorganization will be in the best interest of your fund and its shareholders.

Description of Reorganization

You are being asked to approve an agreement and plan of reorganization, a copy of which is attached as Exhibit A. The agreement provides for the reorganization of your fund on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m. on October 29, 1999. At that time, your fund will transfer all of its assets to a new series of Series Trust and the new series will assume all of your fund's liabilities.

o The new series will issue to your fund a number of Class A and Class B shares identical to the number of, and with the same net asset value per share as, your fund's Class A and Class B shares, respectively. As part of the liquidation of your fund, these shares will be distributed to Class A and Class B shareholders of record of your fund on the reorganization date after the vote described below. As a result, Class A and Class B shareholders of your fund will end up as Class A and Class B shareholders, respectively, of the new series.

o Your fund, as the only shareholder of the new series will vote to approve the investment management contract between the new series and John Hancock Advisers, Inc. (JHA) and the new series' Rule 12b-1 plans.
     These will be identical to the existing contract and Rule 12b-1 plans.

o After the reorganization, your fund will be terminated, and its business will be carried on by the new series in the same manner as it had been carried on by your fund.

o Your fund's Board of Trustees may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if the Trustees believe that proceeding with the reorganization would no longer be advisable.


The following diagram shows how the reorganization would be carried out:

--------------------------------------------------------------------------------


---------------------                                 --------------------------
Real Estate Fund           Real Estate Fund's         New Real Estate Fund
transfers assets and       assets and liabilities     receives assets and
liabilities to New                                    assumes liabilities of
Real Estate Fund           ------------------->       Real Estate Fund
---------------------                                 --------------------------

----------------------------------           -----------------------------------
     Class A         Class B                    Issue Class B     Issue Class A
  shareholders      shareholders                  shares             shares
----------------------------------           -----------------------------------


                         --------  <----------------

           Your Fund receives New Real Estate Fund Class B shares and distributes them to your Fund's Class B Shareholders

  ---------------------------------<---------------------------------------

           Your Fund receives New Real Estate Fund Class B shares and distributes them to your Fund's Class A Shareholders


--------------------------------------------------------------------------------

Governance of the Fund

If shareholders approve this proposal, the fund will be governed by Series Trust's Declaration of Trust rather than Investment Trust's Declaration of Trust. The Series Trust Declaration is substantially similar to the Investment Trust Declaration.

Since the Boards of Trustees of Investment Trust and Series Trust are comprised of the same persons, your Board of Trustees will not change as a result of the reorganization. Deloitte & Touche LLP will continue to serve as the fund's independent auditor. Brown Brothers Harriman & Co. and John Hancock Funds, Inc. (John Hancock Funds) will continue to provide custody and distribution services to the fund. The fee schedules for services provided to the new series under the contracts described above will be identical to those in effect before the reorganization.

The terms of the fund's investment management contract, Rule 12b-1 distribution plans and Rule 18f-3 multiple class plan will not change.

Your fund's investment policies and investment strategies will not change.

Shareholder Accounts and Elections

Your fund's transfer agent, John Hancock Signature Services, Inc., will establish accounts for all fund shareholders containing the appropriate number of shares of the new series received by each shareholder as a part of the reorganization. Each account will be identical in all material respects to those currently maintained by your fund for its shareholders.

Expenses of the Reorganization

JHA has agreed to bear the costs related to the reorganization for your fund and the new series.

Tax Consequences of the Reorganization

o The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

o The reorganization will be a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (Code), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets and liabilities to the new series as described above or
     (2) the distribution by your fund of shares of the new series to your fund's shareholders;

o No gain or loss will be recognized by the new series upon the receipt of your fund's assets solely in exchange for the issuance of shares of the new series and the assumption of all of your fund's liabilities by the new series;

o The tax basis of the assets of your fund acquired by the new series will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

o The tax holding period of the assets of your fund in the hands of the new series will include your fund's tax holding period for those assets;

o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for shares of the new series as part of the reorganization;

o The tax basis of shares of the new series received by your fund's shareholders in the reorganization will be the same as the tax basis of the shares of your fund surrendered in exchange; and

o The tax holding period of the shares of the new series received by your fund's shareholders will include the tax holding period of your fund's shares surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of exchange.

                       BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees, including the Trustees who are not "interested persons" of the fund, the new series or JHA (the "Independent Trustees"), approved the reorganization. In particular, the Trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization.

If the required approval of shareholders is not obtained, the fund will remain as a series of Investment Trust.

The Trustees of your fund recommend that the shareholders of your fund vote for the proposal to approve the agreement and plan of reorganization.


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)      more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of JHA, the fund's principal distributor, John Hancock Funds, and the fund's transfer agent, John Hancock Signature Services, Inc. or by broker-dealer firms. Signature Services, together with a third-party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $ 750 which will be paid by JHA.

The mailing address of the fund, JHA and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts 02199.

Revoking Proxies

If you have signed and returned your proxy, you may revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If you have executed a proxy but are present at the meeting and wish to vote in person, you may notify the secretary of the fund (without complying with any formalities) at any time before it is voted.

Outstanding Shares and Quorum

As of September 14, 1999, __________ Class A shares and no Class B shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 14, 1999 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposals described in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of
adjournment,   and  will  vote  those  proxies  against  the  proposal   against
adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser, the transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholders instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of September 14, 1999, the following persons owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of your fund.
                                                             Percentage of
                                                             Total Outstanding
                                                             Shares of the
Name and Address of Shareholders      Class of Shares        Class of the fund
--------------------------------------------------------------------------------




As of September 14, 1999, the Trustees and Officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of August, 1999, between John Hancock Investment Trust, a Massachusetts business trust (the "Existing Trust"), on behalf of John Hancock Real Estate Fund (the "Fund"), and John Hancock Series Trust, a Massachusetts business trust (the "Successor Trust"), each with principal offices at 101 Huntington Avenue, Boston, Massachusetts 02199.

1.       Plan of Reorganization and Liquidation

         (a) The Existing Trust, on behalf of the Fund, shall assign, sell, convey, transfer and deliver to a new series of the Successor Trust (the "Successor Fund") at the Closing provided for in Section 2 (hereinafter called the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Successor Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Successor Trust shall issue and deliver to the Fund a number of full and fractional shares of each class of shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), which is equal to the number of full and fractional shares of the corresponding class of shares of the Fund then outstanding.

         (b) Upon consummation of the transactions described in paragraph (a) of this Section 1, the Existing Trust, on behalf of the Fund, shall distribute in complete liquidation pro rata to its shareholders of record as of the Closing Date the Successor Fund Shares received by the Fund. This distribution shall be accomplished by establishing an account on the share record books of the Successor Fund in the name of each shareholder of each class of shares of the Fund, representing with respect to each class of shares of the Successor Fund the number of full and fractional Successor Fund Shares equal to the number of shares of the corresponding class of shares of the Fund owned of record by the shareholder at the Closing Date.

         (c) As promptly as practicable after the above liquidation of the Fund, the legal existence of the Fund shall be terminated.

2. Closing and Closing Date. The Closing shall occur at the end of the day on October 29, 1999 or at such later time and date as the parties may mutually agree (the "Closing Date").

3. Conditions Precedent. The obligations of the Existing Trust, the Fund, the Successor Trust and the Successor Fund to effect the transactions contemplated hereunder (the "Reorganization") shall be subject to the satisfaction of each of the following conditions:

         (a) All such filings shall have been made with, and all such authorizations and orders shall have been received from, the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

         (b) Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) the acquisition of the assets and assumption of the liabilities of the Fund by the Successor Fund in return for Successor Fund Shares, the distribution of such Successor Fund Shares to the shareholders of the Fund in complete liquidation of the Fund, and the termination of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Successor Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor

                  Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the shareholders of the Fund; (3) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (4) the tax basis of the Successor Fund in assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (5) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets; (6) no gain or loss will be recognized by the Fund's shareholders upon the exchange of their shares of the Fund solely for Successor Fund Shares as part of the reorganization; (7) the tax basis of the Successor Fund Shares received by the Fund's shareholders in the transaction will be, for each shareholder, the same as the tax basis of the shares of the Fund exchanged therefor; and (8) the tax holding period of the Successor Fund Shares received by the Fund's shareholders will include, for each shareholder, the shareholder's tax holding period for the shares of the Fund surrendered therefor, provided that the surrendered shares were held as capital assets in the hands of the Fund's shareholders on the date of the exchange. The opinion may cover any additional matters deemed material by such counsel.

         (c) This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")). All shares of the Fund will be voted together as a single class.

         (d) The Successor Trust, on behalf of the Successor Fund, shall have entered into an Investment Management Contract with John Hancock Advisers, Inc. which shall be substantially identical in form and substance to the Investment Management Contract in effect at the Closing Date between the Fund and John Hancock Advisers, Inc. The Investment Management Contract shall have been approved by the Trustees of the Successor Trust, including, to the extent required by law, the Trustees of the Successor Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

         (e) The Successor Trust, on behalf of the Successor Fund, shall have entered into a Transfer Agency Agreement with John Hancock Signature Services, Inc. and a Distribution Agreement with John Hancock Funds, Inc. These agreements shall be in each case substantially identical in form and substance to those respective agreements in effect at the Closing Date between the Fund and said other parties. These agreements shall have been approved by the Trustees of the Successor Trust and, to the extent required by law, by the Trustees of the Successor Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

         (f) The Trustees of the Successor Trust, including those Trustees of the Successor Trust who are not "interested persons" of the Successor Trust as defined in the 1940 Act, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund. This selection shall have been ratified by the Fund as the sole shareholder of the Successor Fund prior to the consummation of the Reorganization.

         (g) The Successor Trust, on behalf of the Successor Fund, shall have adopted a Class A Shares Distribution Plan and a Class B Shares Distribution Plan pursuant to Rule 12b-1 under the 1940 Act substantially identical in form and substance to the Fund's Class A Shares Distribution Plan and Class B Shares Distribution Plan, respectively, in effect on the Closing Date. Each of the Successor Fund's Distribution Plans shall be approved by the Trustees of the Successor Trust in accordance with Rule 12b-1 and by the Fund, as the sole shareholder of the Successor Fund, prior to the consummation of the Reorganization.

At any time prior to the Closing, any of the foregoing conditions except 3(c) may be waived by the Board of Trustees of the Existing Trust or the Board of Trustees of the Successor Trust if, in their judgment, the waiver will not have a material adverse effect on the interests of the shareholders of the Fund.

4. Amendment. This Agreement may be amended at any time by action of the Trustees of the Existing Trust and the Trustees of the Successor Trust, notwithstanding approval thereof by the shareholders of the Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Fund.

5. Termination. The Board of Trustees of the Existing Trust or the Board of Trustees of the Successor Trust may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

6. Limitation of Liability of the Trustees and the Shareholders. Copies of the Declaration of Trust of the Existing Trust and the Successor Trust, as each may be amended from time to time, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given of the limitation of shareholder liability as set forth in each instrument. The obligations assumed by the Existing Trust on behalf of the Fund and the Successor Trust on behalf of the Successor Fund pursuant to this Agreement shall be limited in all cases to the Existing Trust on behalf of the Fund and the Successor Trust on behalf of the Successor Fund and their respective assets. None of the other series of the Existing Trust or the Successor Trust shall be liable for any obligations assumed by the Fund or the Successor Fund hereunder. No party named herein shall seek satisfaction of any obligation hereunder from the shareholders or any shareholder of the Existing Trust, the Fund, the Successor Trust or the Successor Fund. No party named herein shall seek satisfaction of any such obligation from the Trustees of the Successor Trust or the Trustees of the Existing Trust or any individual Trustee.

This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all counterparts together shall constitute only one instrument.


         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                           JOHN HANCOCK INVESTMENT TRUST, on behalf of its series John Hancock Real Estate Fund



Attest:  -----------------------                    By: -----------------------
                  Secretary                                   President




                           JOHN HANCOCK SERIES TRUST,
                           on behalf of its series John Hancock Real Estate Fund



Attest: -----------------------                     By: ------------------------
                 Secretary                                    President


[LOGO] JOHN HANCOCK FUNDS                                      VOTE THIS PROXY CARD TODAY!
       A Global Investment Management Firm              YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                                            THE EXPENSE OF ADDITIONAL MAILINGS


                         __                                     __
                         \/  Please detach card at perforation  \/


JOHN HANCOCK REAL ESTATE FUND                           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF JOHN HANCOCK INVESTMENT TRUST


         The undersigned holder of shares of beneficial interest of John Hancock
Real Estate Fund hereby constitutes and appoints Edward J. Boudreau, Anne C.
Hodsdon, James J. Stokowski and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the Fund to be held on Wednesday, October 13, 1999 at the offices of the Fund, 101 Huntington Avenue, Boston,
Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.


                                   Date: ____________________________, 1999

                                   o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

                                   o Please sign exactly as your name or names appear at
                                     left.  When signing as attorney, executor, administrator,
                                     trustee or gaurdian, please give your full title as such.

                                   o If a corporation, please sign in full corporate name by
                                     president or other authorized officer.

                                   o If a partnership, please sign in partnership name by
                                     authorized person.

                                   -----------------------------------------------------------


                                   -----------------------------------------------------------
                                   Signature(s)                                        037,137



[LOGO] JOHN HANCOCK FUNDS                                      VOTE THIS PROXY CARD TODAY!
       A Global Investment Management Firm              YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                                            THE EXPENSE OF ADDITIONAL MAILINGS


                         __                                     __
                         \/  Please detach card at perforation  \/


Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority,which they intend to exercise in favor of the proposals referred to and according to their best judgement as to any other matters which properly come before the meeting.

            Please vote by filling in the appropriate box(es) below.



                                                                                      FOR            AGAINST           ABSTAIN
ITEM 1: A proposal to approve an agreement and plan of reorganization providing
        for the reorganization of John Hancock Real Estate Fund from a series of     [   ]            [   ]             [   ]
        John Hancock Investment Trust into a new series of John Hancock Series
        Trust.

                                                                         037,137